CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Thrivent Mutual Funds of our reports dated December 18, 2023 and February 16, 2024, relating to the financial statements and financial highlights, which appear in each fund’s (as listed in Appendix I) Annual Reports on Form N-CSR for the periods listed in Appendix I. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

Minneapolis, Minnesota
February 26, 2024

Appendix I

Fund	Period	Representation Letter Date
Thrivent Mutual Funds
Thrivent Aggressive Allocation Fund	Year ended 10/31/2023	12/18/2023
Thrivent Balanced Income Plus Fund	Year ended 10/31/2023	12/18/2023
Thrivent Diversified Income Plus Fund	Year ended 12/31/2023	2/16/2024
Thrivent Global Stock Fund	Year ended 10/31/2023	12/18/2023
Thrivent Government Bond Fund	Year ended 10/31/2023	12/18/2023
Thrivent High Income Municipal Bond Fund	Year ended 10/31/2023	12/18/2023
Thrivent High Yield Fund	Year ended 10/31/2023	12/18/2023
Thrivent Income Fund	Year ended 10/31/2023	12/18/2023
Thrivent International Allocation Fund	Year ended 10/31/2023	12/18/2023
Thrivent Large Cap Growth Fund	Year ended 10/31/2023	12/18/2023
Thrivent Large Cap Value Fund	Year ended 10/31/2023	12/18/2023
Thrivent Limited Maturity Bond Fund	Year ended 10/31/2023	12/18/2023
Thrivent Low Volatility Equity Fund	Year ended 10/31/2023	12/18/2023
Thrivent Mid Cap Growth Fund	Year ended 10/31/2023	12/18/2023
Thrivent Mid Cap Stock Fund	Year ended 10/31/2023	12/18/2023
Thrivent Mid Cap Value Fund	Year ended 10/31/2023	12/18/2023
Thrivent Moderate Allocation Fund	Year ended 10/31/2023	12/18/2023
Thrivent Moderately Aggressive Allocation Fund	Year ended 10/31/2023	12/18/2023
Thrivent Moderately Conservative Allocation Fund	Year ended 10/31/2023	12/18/2023
Thrivent Money Market Fund	Year ended 10/31/2023	12/18/2023
Thrivent Multidimensional Income Fund	Year ended 12/31/2023	2/16/2024
Thrivent Municipal Bond Fund	Year ended 10/31/2023	12/18/2023
Thrivent Opportunity Income Plus Fund	Year ended 10/31/2023	12/18/2023
Thrivent Small Cap Growth Fund	Year ended 10/31/2023	12/18/2023
Thrivent Small Cap Stock Fund	Year ended 10/31/2023	12/18/2023

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